Exhibit 10.4
FIRST AMENDMENT TO
INTERCREDITOR AGREEMENT

This First Amendment to Intercreditor Agreement (this “Amendment”), dated as of November 7, 2006, is made by and among WELLS FARGO FOOTHILL, INC., a California corporation (together with its successors and assigns, the “Lender”) under and pursuant to the Loan Agreement, LASALLE BANK NATIONAL ASSOCIATION (“LaSalle”), solely in its capacity as Collateral Agent (together with its successors and assigns, “Collateral Agent”) under the Noteholder Documents, VISKASE COMPANIES, INC., a Delaware corporation (the “Borrower”) and those subsidiaries of the Borrower hereafter party hereto (the “Subsidiaries,” and together with the Borrower, each, individually, a “Credit Party,” and collectively, the “Credit Parties”), and amends that certain Intercreditor Agreement, dated as of June 29, 2004, by and among the Lender, the Collateral Agent and the Borrower (the “Original Intercreditor Agreement”). Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Original Intercreditor Agreement.

WHEREAS, the parties hereto desire to amend certain of the terms and provisions of the Original Increditor Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1.    Amendments to Original Intercreditor Agreement. Subject to the terms and conditions contained herein, the parties hereto hereby amend the Original Intercreditor Agreement as follows:

(a)    The definition of “Maximum Lender Priority Debt Amount” in Section 1.01 of the Original Intecreditor Agreement is hereby amended to change the number “$23,000,000” to “$25,000,000.”

(b)    Clause (ii) of Section 5.02(b) of the Original Intercreditor Agreement is hereby amended and restated in its entirety as follows:

“(ii) increase the aggregate principal amount of the Notes to an amount in excess of Ninety Million Dollars ($90,000,000) or such greater amount as may be issued in accordance with the provisions of the Indenture.”

2.    Miscellaneous.

(a)    Amendment. No amendment, modification, termination or waiver of any provision of this Amendment, or consent to any departure therefrom, shall be effective without the prior written consent of each of the parties.

(b)    Notices. Any notice under this Amendment shall be given in accordance with Section 7.05 of the Original Intercreditor Agreement.

(c)    Successors and Assigns. This Amendment shall be binding upon and for the benefit of the parties hereto and their respective, permitted successors and assigns.

(d)    Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or inability, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)    Captions. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

(f)     Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to the conflicts of law provisions thereof.

(g)    References. On or after the date hereof, each reference in the Original Intercreditor Agreement or to this “Agreement” or words of like import, shall unless the context otherwise requires, be deemed to refer to the Original Intercreditor Agreement as amended hereby.

(h)    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

WELLS FARGO FOOTHILL, INC.,
a California corporation

By:	/s/
Title:

LASALLE BANK NATIONAL ASSOCIATION,
in its capacity as Collateral Agent

By:	/s/
Title:

VISKASE COMPANIES, INC.,
a Delaware corporation

By:	/s/
Title:

Signature Page to First Amendment to the Intercreditor Agreement